UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) November 22, 2004

                 NATIONAL HOUSING PARTNERSHIP REALTY FUND TWO
            (Exact name of Registrant as specified in its charter)


            Maryland                  0-14458                 52-1365317
      (State or other jurisdiction  (Commission            (I.R.S. Employer
           of incorporation)        File Number)        Identification Number)

                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01   Other Events

National Housing Partnership Realty Fund Two (the "Registrant") owns a 94.5% limited partnership interest (98% with respect to allocation of losses) in Harold House Limited Partnership ("Harold House"). On November 22, 2004, Harold House sold its investment property, consisting of 80 units, to a third party for a sales price of $2,200,000. After Harold House's repayment of the mortgage encumbering its investment property, payment of the deferred acquisition note and other liabilities associated with its investment property, it is anticipated that distributable proceeds will be minimal, if any.



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                NATIONAL HOUSING PARTNERSHIP REALTY FUND TWO


                                By: The National Housing Partnership
                                    Its sole General Partner

                                By: National Corporation for Housing
                                    Partnerships, its sole General Partner

                                By: /s/David R. Robertson
                                    David R. Robertson
                                    President and Chief Executive Officer


                             Date: November 24, 2004